SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          26-Dec-01

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

(Exact name of registrant as specified in its charter)


Delaware            333-49820-08           13-3320910
(State or Other     (Commission            (I.R.S. Employer
Jurisdiction        File Number)           Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                    10010
        (Address of Principal               (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code     (212) 325-2000


Item 5. Other Events.

On behalf of CSFB Mortgage Acceptance Corp.,
Series 2001-9 Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 2001 by Bank One, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated          26-Dec-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2031.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:         NONE

D.      Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-cateholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.,
Mortgage-Backed Pass-Through Certificates, Series 2001-9

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

           Beginning                          Principal   Remaining
Class        Balance   Principal   Interest        Loss     Balance
I-A-1       59299581     5662673     345914           0    53636908
I-A-2        6000000           0      35000           0     6000000
I-A-3        6927000           0      40408           0     6927000
I-A-4       13349000           0      77869           0    13349000
I-A-5        1959000           0      11428           0     1959000
I-A-6        2011000           0      11731           0     2011000
I-A-7        1489000           0       8686           0     1489000
I-A-8        1364000           0       7957           0     1364000
I-A-9       29684848         N/A     158319           0    27788931
I-A-10      29684848     1895918      64317           0    27788931
I-A-11       1114679           0          0           0     1123039
I-A-12       4248211      260353        N/A           0     3987858
II-A-1      39577791     2213644      86412           0    37364147
II-A-2      39577791         N/A     193931           0    37364147
II-A-3       3301353           0          0           0     3324737
II-A-4       2465036      125914        N/A           0     2339122
II-A-5      38467012     1964889     272475           0    36502124
III-A-1     33730676     2030140     210817           0    31700536
III-A-2      6809000           0      42783           0     6809000
I-X-1        3205218         N/A      19365           0     3018255
I-X-2         357103         N/A       2158           0      356831
II-X          106786         N/A        734           0      106724
III-X         227435         N/A       1429           0      196169
II-P           25368          15          0           0       25353
III-P         132966       22562          0           0      110403
B-1          4925747        3272      31344           0     4922475
B-2          2083943        1384      13261           0     2082559
B-3           947301         629       6028           0      946672
B-4           378881         252       2411           0      378629
B-5           568421         378       3617           0      568043
B-6           568366         378       3617           0      567988
A-R                0           0          0           0           0
TOTAL:     261428180    14182400    1652008           0   247277524

         Beginning
        Current Prin    Principal              Remaining
Class         Amount Distribution   Interest    Balance
I-A-1      610.48860     58.29716    3.56118   552.19143
I-A-2     1000.00000      0.00000    5.83333  1000.00000
I-A-3     1000.00000      0.00000    5.83333  1000.00000
I-A-4     1000.00000      0.00000    5.83333  1000.00000
I-A-5     1000.00000      0.00000    5.83333  1000.00000
I-A-6     1000.00000      0.00000    5.83333  1000.00000
I-A-7     1000.00000      0.00000    5.83333  1000.00000
I-A-8     1000.00000      0.00000    5.83334  1000.00000
I-A-9      700.75491      0.00000    3.73736   655.99896
I-A-10     700.75491     44.75595    1.51830   655.99896
I-A-11    1061.59886      0.00000    0.00000  1069.56085
I-A-12     709.48274     43.48085        N/A   666.00190
II-A-1     659.62985     36.89407    1.44019   622.73578
II-A-2     659.62985      0.00000    3.23219   622.73578
II-A-3    1058.08348      0.00000    0.00000  1065.57823
II-A-4     679.32603     34.69986        N/A   644.62617
II-A-5     679.32603     34.69986    4.81189   644.62617
III-A-1    550.39647     33.12657    3.43998   517.26990
III-A-2   1000.00000      0.00000    6.28333  1000.00000
I-X-1      726.26573      0.00000    4.38786   683.90195
I-X-2      912.84259      0.00000    5.51510   912.14732
II-X       395.90421      0.00000    2.72185   395.67379
III-X      781.17839      0.00000    4.90840   673.78613
II-P       508.69919      0.30981        N/A   508.38938
III-P      857.05175    145.42854        N/A   711.62321
B-1        994.95979      0.66097    6.33116   994.29882
B-2        994.95979      0.66096    6.33116   994.29883
B-3        994.95979      0.66097    6.33116   994.29882
B-4        994.95980      0.66098    6.33117   994.29882
B-5        994.95979      0.66097    6.33116   994.29883
B-6        994.96112      0.66096    6.33116   994.30016
A-R          0.00000      0.00000    3.60000     0.00000

                                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this
report to be signed on its behalf by the
undersigned hereunto duly authorized.
                                CSFB MORTGAGE ACCEPTANCE CORP.
                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                Bank One

        Dated:          12/31/01